ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#

Golden Ocean Group Limited

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE
DESIGNATION (IF ANY)
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ADD 2
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CUSIP			XXXXXX XX X
Holder ID			XXXXXXXXXX
Insurance Value			1,000,000.00
Number of Shares			123456
DTC	12345678	123456789012345	
Certificate Numbers	Num/No.	Denom.	Total
1234567890/1234567890	1	1	1
1234567890/1234567890	2	2	2
1234567890/1234567890	3	3	3
1234567890/1234567890	4	4	4
1234567890/1234567890	5	5	5
1234567890/1234567890	6	6	6
Total Transaction			7

COMMON SHARES

PAR VALUE $0.01

COMMON SHARES

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX

Certificate Number

ZQ00000000

Shares

000000**************
000000************
****000000**************
*****000000*************
******000000************

Golden Ocean Group Limited

INCORPORATED IN THE ISLANDS OF BERMUDA UNDER THE COMPANIES ACT, 1981

THIS CERTIFIES THAT MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE

CUSIP G39637 10 6

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of ***ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO***

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE COMMON SHARES OF
Golden Ocean Group Limited

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum of Association and Bye-Laws of the Company and all amendments thereof to all of which the holder by acceptance hereof assents and shall be transferable in accordance therewith.
This certificate is not valid unless countersigned and registered by the Registrar and Transfer Agent.
Given under the Common Seal of the Company on the day of.

Principal Executive Officer

Golden Ocean Group Limited
SEAL
1996
BERMUDA

Secretary

DATED DD-MMM-YYYY

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INC.
TRANSFER AGENT AND REGISTRAR,

By________________________
AUTHORIZED SIGNATURE

1234567

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT	-..........................Custodian.......................... (Cust) (Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act.......................... (State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	-..........................Custodian (until age ....) (Cust)
			..........................under Uniform Transfers to Minors Act.......................... (Minor) (State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the Common Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated: ______________________________ 20______________

Signature: ______________________________

Signature: ______________________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.